FINANCIAL INSTRUMENTS (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Feb. 28, 2013		Feb. 29, 2012		Feb. 28, 2011
Fair Value
Held-for-trading	$ 22,959	[1]	$ 52,975	[1]
Loans and receivables	51,362	[2]	10,214	[2]
Other financial liabilities	75,690	[3]	11,655	[3]
Interest rate risk
Interest income (expense) (net)	(1,662)		393
Foreign exchange risk
Impact of a 1% appreciation in the exchange rate of the reporting currency against all foreign currencies on net income (loss)	42		(67)
Liquidity risk
Cash and cash equivalents	$ 22,959		$ 52,798		$ 77,819

[1]	Includes cash, cash equivalents, and restricted cash
[2]	Includes trade receivables, contingent receivables and other receivables which are financial in nature
[3]	Includes accounts payable, accrued liabilities, debt facility, contingent liabilities and lease obligations which are financial in nature